UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2021

CHURCHILL CAPITAL CORP VI

(Exact name of registrant as specified in its charter)

Delaware	001-40052	85-3391359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CCVI.U	New York Stock Exchange

Shares of Class A common stock	CCVI	New York Stock Exchange

Warrants	CCVI WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2021, Glenn R. August notified Churchill Capital Corp VI (the “Company”) of his intention to resign from the Company’s board of directors (the “Board”), effective December 29, 2021. Mr. August did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices.

On January 5, 2022, the Board of the Company appointed Alan M. Schrager as a director of the Company, effective January 5, 2022. Mr. Schrager will serve as a Class II director of the Company with a term expiring at the Company’s second annual meeting of stockholders following the Company’s initial public offering.

Mr. Schrager is Portfolio Manager & Senior Partner with Oak Hill Advisors, L.P. (“OHA”), where he shares portfolio management responsibilities for a number of OHA’s portfolios. Mr. Schrager serves on various OHA committees, including the compliance, investment strategy, valuation and several fund investment committees. Previously, he had senior research responsibility for investments in private credit companies, software, industrials and gaming. Prior to joining OHA in early 2003, Mr. Schrager was a Managing Director of USBancorp Libra, where he was responsible for originating, evaluating and structuring private equity, mezzanine and debt transactions and also held several positions at Primary Network, a data CLEC, including Chief Financial Officer and Interim Chief Executive Officer. He previously worked in the Leveraged Finance and High Yield Capital Markets group at UBS Securities, LLC. He currently serves on the boards of directors of Associated Materials Incorporated since August 2020, Expro Group Holdings N.V. since October 2021 and New Heights Youth, Inc. since April 2016. Mr. Schrager also serves on the boards of directors of Churchill Capital Corp V and Churchill Capital Corp VII since January 2022. Mr. Schrager earned an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. from the University of Michigan.

In connection with his election to the Board, Mr. Schrager will enter into an indemnification agreement with the Company pursuant to which the Company will agree to indemnify him from certain liabilities that may arise by reason of his status as a director and advance certain expenses incurred by Mr. Schrager. The form of indemnification agreement was filed as Exhibit 10.7 to the Registration Statement on Form S-1, filed with the Securities and Exchange Commission (the “SEC”) on February 8, 2021 (the “Registration Statement”). Mr. Schrager will also enter into a letter agreement with Churchill Sponsor VI LLC, and this agreement waives certain redemption rights and certain rights to liquidating distributions from the trust account. The form of letter agreement was filed as Exhibit 10.2 to the Registration Statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Churchill Capital Corp VI
Date: January 5, 2022	By:	/s/ Jay Taragin
		Name:	Jay Taragin
		Title:	Chief Financial Officer

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